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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                 January 6, 2000


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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State of other jurisdiction of incorporation)

                       1-11639                                       22-3408857
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              (Commission File Number)                 (IRS Employer Identification No.)


600 Mountain Ave., Murray Hill, New Jersey                               07974
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(Address of principal executive offices)                               (Zip Code)

                                 (908) 582-8500
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                        (Registrant's Telephone Number)
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Item 5.  Other Events.

On January 6, 2000, Lucent Technologies Inc. announced that, based on preliminary estimates for its first fiscal quarter of 2000 ended December 31, 1999, the company expects to report revenues in the range of $9.8 to $9.9 billion for the quarter, flat with the prior year period.(1) The company expects earnings per share for the quarter to be in the range of 36 to 39 cents compared to 48 cents for the year-ago quarter.(2)

The company attributed the lower than expected revenue and earnings for the first fiscal quarter to several factors, including:

         -- faster than anticipated shifts in customers' purchases to Lucent's newest 80-channel DWDM optical product line and greater than expected demand for OC-192 capability on the 80-channel systems, which resulted in near-term manufacturing capacity and deployment constraints;

         -- changes in implementation plans by a number of customers inside and outside the United States, which led to delays in network deployments by enterprises and service providers;

         -- lower software revenues, reflecting an acceleration in the continuing trend by service providers to acquire software more evenly throughout the year. In the past, these purchases occurred primarily in the quarter ending December 31; and

         -- preliminary results show lower than anticipated gross margins this quarter from ramp-up costs associated with introducing and implementing new products and lower software revenues.

The information provided in this Form 8-K is based on preliminary financial results, which are subject to further review and adjustment, and contains forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, international growth, general industry and market conditions, growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the discussion in Lucent's Form 10-K for the fiscal year ended September 30, 1999 in Item 1 in the section entitled "X. OUTLOOK, A. Forward Looking Statements" and the remainder of the X. OUTLOOK section.

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(1) All items in both the 1999 and 2000 periods include the results of recent mergers with International Network Services and Excel Switching.

(2) All earnings per share amounts reported in this Form 8-K are diluted EPS figures.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LUCENT TECHNOLOGIES INC.


                                   By:   /s/  JAMES S. LUSK
                                   Name: James S. Lusk
                                         Senior Vice President and Controller


Date:    January 7, 2000